Sub-Item 77Q1: Exhibits

(a)	Copies of any material amendments to the Registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 164 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on June 22, 2017 (SEC Accession No. 0001615774-17-003312) and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 166 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on July 31, 2017 (SEC Accession No. 0001615774-17-003964)
and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 167 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on August 17, 2017 (SEC Accession No. 0001615774-17-004539)
and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 171 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on September 29, 2017 (SEC Accession No. 0001615774-17-005482) and incorporated herein by reference.

(e)	Copies of any new or amended registrant investment advisory
contracts

Amended and Restated Schedules A and B to the Investment
Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xii)(B) to Post-
Effective Amendment No. 164 to the Trust's Registration
Statement on Form N-1A ("Registration Statement") filed with the
SEC on June 22, 2017 (SEC Accession No. 0001615774-17-003312)
and incorporated herein by reference.